November 16, 2018

CENTAUR TOTAL RETURN Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus, Statutory Prospectus and the Statement of

Additional Information, each dated February 28, 2018

This supplement to the summary Prospectus, statutory Prospectus and Statement of Additional Information each dated February 28, 2018 and each as supplemented, for the Centaur Total Return Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at http://www.dcmmutualfunds.com/.

Change in the Fund's Investment Adviser

Effective November 16, 2018, the Trust, on behalf of the Fund, has entered into an Interim Investment Advisory Agreement (the "Interim Advisory Agreement") with DCM Advisors, LLC ("DCM"), a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DCM provides investment advice and portfolio management to individuals, corporations, non-taxable entities, and other business and private accounts.

The Interim Advisory Agreement was approved by the Board of Trustees (the "Board") of the Trust at a Special Meeting of the Board held on November 1, 2018 (the "Special Meeting"). The terms of the Interim Advisory Agreement are substantially similar to those of the previous investment advisory agreement between the Trust, on behalf of the Fund, and Centaur Capital Partners, L.P., including an agreement to limit the annual operating expenses of the Fund from exceeding 1.95% of the Fund's average net assets, except, however, that (1) the term of the Interim Investment Advisory Agreement is from November 16, 2018, until the earlier of: (a) 150 days from the date of the agreement; or (b) the date the New Advisory Agreement (as defined below) is approved by the shareholders of the Fund; and (2) the Interim Advisory Agreement may be terminated by the Fund on 10 days' written notice to DCM.

At the Special Meeting, the Board also approved a proposed new investment advisory agreement with DCM, pending shareholder approval (the "New Advisory Agreement"). Accordingly, there will need to be a special meeting of shareholders to consider and vote upon the New Advisory Agreement.

Proxy Materials

Investors should anticipate receiving a proxy statement soliciting their approval of the New Advisory Agreement in the near future.

Changes to the Prospectus and SAI

The reference to the Principal Executive Offices of the Fund on the cover page of each of the Prospectus and the SAI is updated to: 475 Park Avenue South, 9th Floor, New York, NY 10016.

The identification and contact information for the Investment Advisor on the cover page of the Prospectus will be replaced in its entirety to read as follows:

November 16, 2018

DCM Advisors, LLC

475 Park Avenue South, 9th Floor

New York, NY 10016

All references to Centaur Capital Partners, LP are replaced with DCM Advisors, LLC.

The following updates in its entirety the paragraph that follows the heading “Management” on page 7 of the Prospectus:

DCM Advisors, LLC is the investment advisor for the Fund. Dr. Vijay Chopra and Gregory Serbe are the portfolio managers for the Fund and as such are primarily responsible for the day-to-day management of the Fund’s portfolio. They have served in that capacity since November 16, 2018.

The following updates in their entirety the first two paragraphs under the section “Management of the Fund – Investment Advisor” on page 14 of the Prospectus:

DCM Advisors, LLC, 475 Park Avenue South, 9th Floor, New York, NY 10016 is the investment advisor for the Fund and has served in such capacity since November 16, 2018. The Advisor serves in the capacity of investment advisor to the Fund pursuant to an interim investment advisory agreement with the Trust on behalf of the Fund (the “Interim Advisory Agreement”). Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.

The Advisor, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The Advisor and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts since October 2002. The portfolio managers have managed investments for clients for a combined 70 years.

The following updates in its entirety the paragraph following the heading “Advisor Compensation”:

As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%. The Advisor was engaged as investment adviser of the Fund effective November 16, 2018, so the Advisor has not previously received any fees from the Fund. However, the Fund's previous investment adviser, Centaur Capital Management, L.P., provided services based on the fee schedule above and, the net aggregate advisory fees paid to the previous advisor by the Fund for the Fund’s fiscal year ended October 31, 2018 as a percentage of average net assets was 0.89%.

The following updates in its entirety the paragraph next to the heading “Expense Limitation Agreement” on page 14 of the Prospectus:

The Advisor has entered into an Interim Expense Limitation Agreement with the Fund effective November 16, 2018 under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act to not more than 1.95% of the average daily net assets of the Fund for the period ending February 28, 2020. The Fund or the Advisor may terminate the Interim Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ written notice as set forth in the Interim Expense Limitation Agreement.

November 16, 2018

The following updates in their entirety the last paragraph and the first two paragraphs under the Section “Management of the Fund – Portfolio Management”, on pages 14 and 15 of the Prospectus:

Dr. Vijay Chopra and Gregory Serbe have served as portfolio managers of the Fund since November 16, 2018. Dr. Chopra is a Senior Portfolio Manager in the Global and International Equity Group at the Advisor. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

Mr. Serbe is the Senior Portfolio Manager for the Advisor’s U.S. Municipal Bond Strategy. He received his BA from Yale University, his MBA from the University of Chicago Graduate School of Business and his License en Sciences Economiques Appliquees from Louvain University, Louvain, Belgium. He has over 45 years’ experience in the investment advisory business.

The Fund’s Statement of Additional Information provides additional information about Dr. Chopra’s and Mr. Serbe’s compensation, other accounts managed, and ownership of securities in the Fund.

The following updates the paragraph in its entirety, under the Section “Additional Information” on page 26 of the Prospectus:

On the Internet: http://www.dcmmutualfunds.com

The following updates in its entirety the second to last paragraph on page 16 of the SAI:

Under Section 28(e) of the Securities Exchange Act of 1934 and the Fund’s Interim Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Interim Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

November 16, 2018

The following updates in its entirety the “OTHER OFFICERS” section of the “Management and Other Service Providers” Table on page 22 of the SAI:

Name, Address, and Year of Birth	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the past 5 years
David R. Carson (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Vice President – Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 – present)	n/a	n/a
Bryan W. Ashmus (Born 1973)	Treasurer (Principal Financial Officer)	Since 11/2018	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC 2016 – present; Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (2013-2015)	n/a	n/a
Simon H. Berry (Born 1971)	Secretary/Chief Compliance Officer	Secretary since 6/2017; CCO since 11/2018	Senior Attorney of Ultimus Fund Solutions, LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.	n/a	n/a

November 16, 2018

The following replaces the first two paragraphs in their entirety under the section “Investment Advisor” on page 27 of the SAI:

DCM Advisors, LLC has been the investment advisor for the Fund since November 16, 2018. Information about the Advisor, located at 475 Park Avenue South, 9th Floor, New York, NY 10016, and its duties and compensation as Advisor, is contained in the Prospectus. The Advisor supervises the Fund’s investments pursuant to an Interim Investment Advisory Agreement (“Interim Advisory Agreement”). The Advisor is controlled by Dinosaur Group Holdings, LLC. The Interim Advisory Agreement expires at the earlier of April 15, 2019 or the date a new investment advisory agreement is approved by shareholders of the Fund. The Interim Advisory Agreement is terminable without penalty on 10-days’ written notice by the Trustees to the Advisor or by vote of a majority of the outstanding voting securities of the Fund. The Advisor may, at any time and without any penalty, terminate the Interim Advisory Agreement upon 60 days’ written notice to the Trust and the Fund.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides the Fund with two portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra and Gregory Serbe are responsible for the day-to-day management of the Fund’s portfolio.

The following replaces the first three paragraphs in their entirety under the section “Portfolio Managers” on pages 27 and 28 of the SAI:

Compensation. Dr. Vijay Chopra is a Senior Portfolio Manager in the Global and International Equity Group at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages.

Mr. Gregory Serbe is a Senior Portfolio Manager for the Advisor’s U.S. Municipal Bond Strategy. Mr. Serbe is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Serbe manages.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by Dr. Chopra and Mr. Serbe as of the Fund’s fiscal year ended October 31, 2018 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dr. Vijay Chopra	A
Gregory Serbe	A

Other Accounts. In addition to the Fund, Dr. Chopra and Mr. Serbe are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of the Fund’s fiscal year ended October 31, 2018:

November 16, 2018

Name	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	0	$0	0	$0	11	$76,461,334
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	11	$76,441,334
Gregory Serbe	0	$0	0	$0	12	$28,329,252
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0

Investors Should Retain this Supplement for Future Reference